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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): MAY 15, 1998

                                 U S WEST, INC.

             (Exact name of registrant as specified in its charter)

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
    A DELAWARE CORPORATION             COMMISSION FILE            IRS EMPLOYER
                                                                 IDENTIFICATION
   (STATE OF INCORPORATION)             NUMBER 1-8611            NO. 84-0926774
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               7800 EAST ORCHARD ROAD, ENGLEWOOD, COLORADO 80111
          (Address of principal executive offices, including Zip Code)

                        TELEPHONE NUMBER (303) 793-6500
              (Registrant's telephone number, including area code)

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ITEM 7. EXHIBITS

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
  EXHIBIT    DESCRIPTION
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
        99   U S WEST, Inc. Unaudited Pro Forma Condensed Combined Financial Statements
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U S WEST, INC.

                                By:             /s/ STEPHEN E. BRILZ
                                     -----------------------------------------
                                                  Stephen E. Brilz
                                               CORPORATE COUNSEL AND
                                                ASSISTANT SECRETARY

Dated: May 15, 1998